Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated October 26, 2020

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2020, as supplemented June 9, 2020 and July 15, 2020 (the “Prospectus”). You should read this Supplement together with the Prospectus.

Sub-Adviser Appointments for Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios

On or about January 29, 2021, BlackRock Advisors, LLC (“BlackRock”) will begin serving as the sub-adviser for the Fund’s Index 500 Stock Portfolio. BlackRock will provide investment sub-advisory services for the Index 500 Stock Portfolio pursuant to an Investment Sub-Advisory Agreement with Mason Street Advisors, LLC (“MSA”), investment adviser to the Fund, approved by the Fund’s Board of Directors on October 21, 2020.

On or about January 29, 2021, Northern Trust Investments, Inc. (“Northern Trust”) will begin serving as the sub-adviser for the Fund’s Index 400 Stock and Index 600 Stock Portfolios. Northern Trust will provide investment sub-advisory services for the Index 400 Stock and Index 600 Stock Portfolios pursuant to an Investment Sub-Advisory Agreement with MSA approved by the Fund’s Board of Directors on October 21, 2020.

In approving the new Investment Sub-Advisory Agreements, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change. Additional information about BlackRock and Northern Trust, their investment strategies for the Portfolios, associated risks, and other information will be made available in the near future, consistent with the requirements of the Exemptive Order.

Please retain this Supplement for future reference.